Exhibit 99.2

Q1 2022 Earnings Call May 11, 2022 2022 - 05 - 11 © Neonode 2001 - 2022 · www.neonode.com · Nasdaq (NEON) 1

Today’s Presenters 2022 - 05 - 11 © Neonode 2001 - 2022 · www.neonode.com · Nasdaq (NEON) 2 Urban Forssell CEO Fredrik Nihlén CFO

Legal Disclaimer 2022 - 05 - 11 © Neonode 2001 - 2022 · www.neonode.com · Nasdaq (NEON) 3 This presentation contains, and related oral and written statements of Neonode Inc. (the “Company”) and its management may contain, forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward - looking statements include information about current expectations, strategy, plans, potential financial performance or future events. They also may include statements about market opportunity and sales growth, financial results, use of cash, product development and introduction, regulatory matters and sales efforts. Forward - looking statements are based on assumptions, expectations and information available to the Company and its management and involve a number of known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, levels of activity, performance or achievements to be materially different from any expressed or implied by these forward - looking statements. These uncertainties and risks include, but are not limited to, our ability to secure financing when needed on acceptable terms, ris ks related to new product development, our ability to protect our intellectual property, our ability to compete, general economi c conditions including as a result of the ongoing COVID - 19 pandemic or geopolitical conflicts such as the war in Ukraine, as well as other risks outlined in filings of the Company with the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended, including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Prospective investors are advised to carefully consider these various risks, uncertainties and other factors. Any forward - looking statements included in this presentation are made as of today’s date. The Company and its management undertake no duty to update or revise forward - looking statements. This presentation has been prepared by the Company based on its own information, as well as information from public sources. Certain of the information contained herein may be derived from information provided by industry sources. The Company believes such information is accurate and that the sources from which it has been obtained are reliable. However, the Company has not independently verified such information and cannot guarantee the accuracy of such information.

Agenda 2022 - 05 - 11 4 © Neonode 2001 - 2022 · www.neonode.com · Nasdaq (NEON) 1. Q1 2022 Financial Results 2. Strategy and Business Update 3. Concluding Remarks 4. Q&A Neonode Inc. Q1 2022 | May 11, 2022

Q1/’22 Financial Results – Revenues 2022 - 05 - 11 © Neonode 2001 - 2022 · www.neonode.com · Nasdaq (NEON) 5 Lorem $1.3 million Revenue Total Q1, 2022 ▼ 21 % YoY $0.1 million Revenue Products Q1, 2022 ▲ 24 % QoQ -200 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 Q4-21 Q1-22 Thousands Revenues by Revenue Stream License fees Products NRE -200 0 200 400 600 800 1,000 1,200 1,400 AMER APAC EMEA AMER APAC EMEA AMER APAC EMEA AMER APAC EMEA AMER APAC EMEA AMER APAC EMEA AMER APAC EMEA AMER APAC EMEA AMER APAC EMEA Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 Q4-21 Q1-22 Thousands Revenues by Revenue Stream and Region License fees Products NRE

Q1/’22 Financial Results – Gross Profit/Margin 2022 - 05 - 11 © Neonode 2001 - 2022 · www.neonode.com · Nasdaq (NEON) 6 62% Adjusted GM TSMs Q1, 2022 ▲ 10pp QoQ 65% GM Products Q1, 2022 ▲ 41pp YoY -250% -200% -150% -100% -50% 0% 50% 100% -200 -150 -100 -50 0 50 100 150 200 Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 Q4-21 Q1-22 Thousands Gross Profit/Margin Products Gross profit Gross margin 0% 10% 20% 30% 40% 50% 60% 70% 0 20 40 60 80 100 120 140 Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 Q4-21 Q1-22 Thousands Gross Profit/Margin TSMs Adjusted Gross profit Gross margin

Q1/’22 Financial Results – Operating Expenses 2022 - 05 - 11 © Neonode 2001 - 2022 · www.neonode.com · Nasdaq (NEON) 7 Lorem $2.6 million Operating Expenses Q1, 2022 ▼ 12 % YoY -3,500 -3,000 -2,500 -2,000 -1,500 -1,000 -500 0 Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 Q4-21 Q1-22 Thousands Operating Expenses

Q1/’22 Financial Results – Cash 2022 - 05 - 11 © Neonode 2001 - 2022 · www.neonode.com · Nasdaq (NEON) 8 Lorem $2.3 million Net Cash Burn Operating Activities Q1, 2022 ▼ 16% QoQ $16.3 million Cash and Accounts Receivables Mar. 31, 2022 ▼ 2,4 Million Dec. 31,2021 -3,000 -2,500 -2,000 -1,500 -1,000 -500 0 Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 Q4-21 Q1-22 Thousands Net cash used in operating activities

Agenda 2022 - 05 - 11 9 © Neonode 2001 - 2022 · www.neonode.com · Nasdaq (NEON) 1. Q1 2022 Financial Results 2. Strategy and Business Update 3. Concluding Remarks 4. Q&A Neonode Inc. Q1 2022 | May 11, 2022

VISION To transform the way humans interact with machines 2022 - 05 - 11 © Neonode 2001 - 2022 · www.neonode.com · Nasdaq (NEON) 10

Business Model – Technology Licensing and Product Sales 2022 - 05 - 11 © Neonode 2001 - 2022 · www.neonode.com · Nasdaq (NEON) 11 Customer Offerings Product Sales Technology Licensing

Business Model – Technology Licensing and Product Sales 2022 - 05 - 11 © Neonode 2001 - 2022 · www.neonode.com · Nasdaq (NEON) 12 Customer Offerings Product Sales Technology Licensing Non - Recurring Engineering Services

Business Model – Technology Licensing and Product Sales 2022 - 05 - 11 © Neonode 2001 - 2022 · www.neonode.com · Nasdaq (NEON) 13 Customer Offerings Product Sales Technology Licensing Touch Sensor Modules zForce MultiSensing Non - Recurring Engineering Services

Business Model – Technology Licensing and Product Sales


Elevators
Industrial Automation
Digital Signage
Interactive Kiosks
Medical Equipment
Target Segments
Technology Licensing
zForce
MultiSensing
Product Sales
Touch Sensor Modules
Customer Offerings
Non-Recurring Engineering Services

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© Neonode 2001-2022 · www.neonode.com · Nasdaq (NEON)
neonode®

Business Model – Technology Licensing and Product Sales


Industrial Automation
Military & Avionics
Retail
Automotive
Printer
Elevators
Industrial Automation
Digital Signage
Interactive Kiosks
Medical Equipment
Technology Licensing
zForce
MultiSensing
Product Sales
Touch Sensor Modules
Non-Recurring Engineering Services
Target Segments
Customer Offerings

2022-05-11 | 15 © Neonode 2001-2022 · www.neonode.com · Nasdaq (NEON)

neonode®

2022 - 05 - 11 © Neonode 2001 - 2022 · www.neonode.com · Nasdaq (NEON) 16 x Advanced IR - based technology platform x Patent protected x Featured in over 85 million products Touch Sensing Applications • Touch on displays • Touch on other surfaces Gesture Sensing Applications • Contactless touch • Gesture control Object Detection Applications • Foreign object detection • Proximity sensing zForce

MultiSensing

- ✓ Smart AI-based algorithms
- ✓ Flexible, hardware agnostic solution
- ✓ Scalable; supports efficient development

Driver Monitoring

- Drowsiness and distraction
- Positioning; gaze direction

In-cabin Monitoring

- Occupancy; object detection
- Positioning; gaze direction

Retail Analytics

- Occupancy; gender, age, mood
- Gaze direction, gesture sensing etc.



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© Neonode 2001-2022 · www.neonode.com · Nasdaq (NEON)
neonode

Licensing Business Development Portfolio 2022 - 05 - 11 © Neonode 2001 - 2022 · www.neonode.com · Nasdaq (NEON) 18 M/P Development Expected Commercial Launch Prototype Development Expected Prototype Approval Evaluation Expected Go - Ahead Decision EMEA OEM Automotive DMS Automotive HUD OD Tier 1 #1 Tier 1 #2 Tier 1 #3 Tier 1 #4 Printer Touch APAC OEM Avionics Touch AMER OEM AMER OEM EMEA OEM AMER OEM 2022 2023 2024 2025

2022 - 05 - 11 © Neonode 2001 - 2021 · www.neonode.com · Nasdaq (NEON) 19 Neonode Touch Sensor Modules COTS products featuring zForce Reflective technology 374mm 101mm

2022 - 05 - 11 20 Contactless Touch Solutions Two ways to go with our Touch Sensor Modules! Parallel plane solution Touch interaction area hovering above or in front of a display or surface Holographic solution Touch interaction on an in - air display © Neonode 2001 - 2021 · www.neonode.com · Nasdaq (NEON)

2022 - 05 - 11 © Neonode 2001 - 2021 · www.neonode.com · Nasdaq (NEON) 21 Application Examples • Self - Ordering Kiosks • Vending Machines • Coffee Machines • Self Check - in Kiosks • Digital Signage • Medical Screens • Point - of - Sale Terminals • Elevators

Why Contactless Touch

In a changing world, the requirements for safe interactions in public spaces are increasing at an unprecedented level, putting pressure on providers of self-service, multi-user kiosks, elevators and everyone whose product involves physical interactions.

With Neonode's Touch Sensor Modules you can mount a sensing field in parallel with your existing control panel or touchscreen or design a completely new experience with touch on a holographic projection.

0% Contact

With our Touch Sensor Module, there is no physical contact with any display or surface that might contain pathogens.

A Familiar Interface

No need to rebuild - work with your existing GUI when enabling in-air touch interaction

Keep the Gloves On

Stay safe while enabling stable touch interaction using gloves or other input methods.

Ready for Integration

Our Touch Sensor Modules can work as touch HID devices over USB or I2C, giving integrators a fast out of the box experience.

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© Neonode 2001-2022 · www.neonode.com · Nasdaq (NEON)

2022 - 05 - 11 © Neonode 2001 - 2022 · www.neonode.com · Nasdaq (NEON) 23 Large OEMs Broad market customers ; small tech companies , engineering firms etc . Mid size OEMs, system integrators , engineering firms , and maintenance companies Large , often multi - national, corporations with v olume potential >100k per year . Mid - size corporations , often with regional or national focii , with volume potential 10k - 100k per year . Small, local tech companies , engineering firms etc. with limited vo lume potential < 10k per year . Go - To - Market Strategy

Sales Cycle and Market Potential 2022 - 05 - 11 © Neonode 2001 - 2022 · www.neonode.com · Nasdaq (NEON) 24 Retrofits New Installs R&D Highest volume End - user decision makers Shortest sales cycle Partner solutions Sales Cycle OEM decision maker Medium sales cycle Engineering resources Longest sales cycle Solution Dynamics Target Customers Integrators Tech companies (OEMs) Integrators OEMs OEMs Volume Potential

2022 - 05 - 11 © Neonode 2001 - 2022 · www.neonode.com · Nasdaq (NEON) 25 Partner Network Distributors Value Added Resellers North American Manufacturer's Reps SYNERGISTIC TECHNOLOGIES

2022 - 05 - 11 © Neonode 2001 - 2022 · www.neonode.com · Nasdaq (NEON) 26 Elevator Customers Xianghang OEM #1 OEM #2 Elevator Control Panel Manufacturers Elevator OEMs

2022 2023 2024 2025 TSM Business Development Portfolio – Elevators 2022 - 05 - 11 © Neonode 2001 - 2022 · www.neonode.com · Nasdaq (NEON) 27 OEM #6 OEM #7 OEM #5 OEM #8 OEM #9 OEM #3 OEM #4 OEM #10 M/P Development Expected Commercial Launch Prototype Development Expected Prototype Approval Evaluation Expected Go - Ahead Decision

2022 - 05 - 11 © Neonode 2001 - 2022 · www.neonode.com · Nasdaq (NEON) 28 Interactive Kiosk Customers OEM #1 OEM #2 OEM #3 OEM #4 OEM #5 OEM #6 OEM #7 Interactive Kiosk Manufacturers

TSM Business Development Portfolio - Interactive Kiosks


2022
2023
2024
2025
EMEA OEM TRP
EMEA OEM VEN
APAC OEM QSR
APAC OEM POS
APAC OEM OTHER
APAC O
APAC OEM TRP
APAC OE
AMER ODM TRP
AMER ODM MED
AMER OEM OTHER
APAC OEM TRP
APAC OEM TRP
APAC OEM TRP
M/P Development
Prototype Development
Evaluation
Expected Commercial Launch
Expected Prototype Approval
Expected Go-Ahead Decision

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© Neonode 2001-2022 · www.neonode.com · Nasdaq (NEON)
neonode®

Agenda 2022 - 05 - 11 30 © Neonode 2001 - 2022 · www.neonode.com · Nasdaq (NEON) 1. Q1 2022 Financial Results 2. Strategy and Business Update 3. Concluding Remarks 4. Q&A Neonode Inc. Q1 2022 | May 11, 2022

Concluding Remarks Highlights in today’s presentation 2022 - 05 - 11 31 • We see an increasing interest in our TSMs and our solutions for contactless touch • We also see a growing interest in our zForce and MultiSensing technologis from automotive and avionics customers • COVID - 19 continues to bring challenges to our sales and business development • Lockdowns and travel restrictions • Semiconductor shortage affecting our customers • We believe we are well positioned and well financed to expand our products business and also to revitalize and grow our NRE and licensing business © Neonode 2001 - 2021 · www.neonode.com · Nasdaq (NEON)

Agenda 2022 - 05 - 11 32 © Neonode 2001 - 2022 · www.neonode.com · Nasdaq (NEON) 1. Q1 2022 Financial Results 2. Strategy and Business Update 3. Concluding Remarks 4. Q&A Neonode Inc. Q1 2022 | May 11, 2022

2022 - 05 - 11 33 © Neonode 2001 - 2021 · www.neonode.com · Nasdaq (NEON) info@neonode.com neonode.com Subscribe to Neonode newsletter 2022 - 05 - 11 33 © Neonode 2001 - 2022 · www.neonode.com · Nasdaq (NEON) Thank you.

Appendix 2022 - 05 - 11 34 © Neonode 2001 - 2021 · www.neonode.com · Nasdaq (NEON)

Non-GAAP Financial Measures

In addition to presenting our financial results in accordance with accounting principles generally accepted in the United States ("GAAP"), we use adjusted gross margin to measure our financial performance. We define adjusted gross margin as gross margin excluding AirBar sales revenues and costs and adjusting for costs and lost revenues caused by a quality issue and one-time write-down of inventory. We believe adjusted gross margin is a meaningful measure because it reflects the performance of our TSM business, which is our current focus. Non-GAAP financial measures should not be considered as alternatives to the most directly comparable GAAP financial measures. Our use of adjusted gross margin, a non-GAAP financial measure, has important limitations as an analytical tool because it excludes some, but not all, items that affect the most directly comparable GAAP financial measure. You should not consider adjusted gross margin in isolation or as substitutes for analysis of our results as reported under GAAP. Our definition of non-GAAP adjusted gross margin may not be comparable to similarly titled measures of other companies, thereby diminishing its utility.

The following tables presents a reconciliation of adjusted gross margin to gross margin, the most directly comparable GAAP financial measure.

kUSD	Q1-20	Q2-20	Q3-20	Q4-20	Q1-21	Q2-21	Q3-21	Q4-21	Q1-22
Revenue Products	98	66	284	502	355	346	136	118	147
Cost of Sales Products	-36	-72	-198	-496	-270	-212	-98	-342	-51
Gross Profit Products	**62**	**-6**	**86**	**6**	**85**	**134**	**38**	**-224**	**96**
Lost revenues TSM quality issue	-	-	-	-	-	-14	12	92	-
Cost of sales TSM quality issue	-	-	-	-	-	4	27	-61	-
Inventory write-down TSM quality issue	-	-	-	-	-	-	-	154	-
Revenue AirBar	1	-0	-60	-21	-43	-	-	-	-13
Cost of Sales AirBar	-23	27	86	123	39	-4	-7	149	-
Adjusted Gross Profit Products	**40**	**21**	**112**	**109**	**81**	**120**	**70**	**110**	**83**
Gross Margin Products	63%	-9%	30%	1%	23,9%	39%	28%	-190%	65%
Adjusted Gross Margin Products	40%	32%	50%	23%	25,9%	36%	47%	52%	62%

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© Neonode 2001-2022 · www.neonode.com · Nasdaq (NEON)

neonode®